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Wilton Reassurance
Life Company of New York
Financial Statements – Statutory-Basis as of and for the Years Ended
December 31, 2020 and 2019, and Independent Auditors’ Report

◼Deloitte & Touche LLP 30 Rockefeller Plaza 41st Floor New York, NY 10112-0015 USA	◼Tel: +1 212 492 4000 Fax: +1 212 489 1687 www.deloitte.com
INDEPENDENT AUDITORS’ REPORT
To the Board of Directors of Wilton Reassurance Life Company of New York:
We have audited the accompanying statutory-basis financial statements of Wilton Reassurance Life Company of New York (the “Company”), which comprise the balance sheets—statutory-basis as of December 31, 2020 and 2019, and the related statements of operations—statutory-basis, changes in capital and surplus—statutory-basis, and cash flows—statutory-basis for the years then ended, and the related notes to the statutory-basis financial statements.
Management’s Responsibility for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We have conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Department.
The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America are also described in Note 1 to the statutory-basis financial statements.

1

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flow for the years then ended.
Opinion on Statutory-Basis of Accounting
In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Department as described in Note 1 to the statutory-basis financial statements.
Report on Supplemental Schedules
Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory-basis financial data, the supplemental schedule of investment risk interrogatories, and the supplemental summary investment schedule as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory-basis financial statements as a whole.

April 12, 2021

2

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
BALANCE SHEETS—STATUTORY-BASIS
AS OF DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars, except share amounts)

	2020	2019
ADMITTED ASSETS
Cash and Invested Assets:
Bonds	$682,887	$734,126
Preferred stocks	38,792	34,657
Common stocks	595	-
Mortgage loans on real estate	15,363	12,988
Cash, cash equivalents, and short-term investments	15,886	13,790
Policy loans	11,676	12,261
Other invested assets	81,337	47,240
Total cash and invested assets	846,536	855,062
Accrued investment income	5,516	6,033
Deferred and uncollected life premiums—net of loading of $0 and $0 at
December 31, 2020 and 2019, respectively	1,493	1,569
Reinsurance recoverable	13,392	1,864
Net deferred tax assets	5,366	5,019
Other assets	1,661	1,601
Separate account assets	964	749
Total admitted assets	$874,928	$871,897
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Policy and contract liabilities:
Life, annuity and accident & health reserves	$720,072	$708,439
Policy and contract claims	12,964	7,950
Policyholders’ funds	10,545	10,072
Total policy and contract liabilities	743,581	726,461
Other amounts payable on reinsurance	706	260
Interest maintenance reserve	10,591	8,587
Commissions and expense allowances on reinsurance assumed	(105)	(104)
Accounts payable and general expenses due and accrued	11,700	11,559
Current federal income taxes	666	1,462
Amounts withheld or retained by company as agent or trustee	638	609
Remittances not allocated	2,971	(29)
Asset valuation reserve	14,691	8,742
Reinsurance in unauthorized and certified companies	2,220	2,086
Funds held under reinsurance treaties	2,940	3,141
Payable to parent and affiliates	539	404
Payable for securities	-	3,463
Other liabilities	1,604	1,330
Separate account liabilities	964	749
Total liabilities	793,706	768,720
Capital and Surplus:
Common stock, $4.55 par value—authorized, 1,100,000 shares; issued and outstanding, 550,000 shares	2,503	2,503
Paid-in surplus	71,546	71,546
Unassigned surplus	7,173	29,128
Total capital and surplus	81,222	103,177

3

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
BALANCE SHEETS—STATUTORY-BASIS
 (CONTINUED)
AS OF DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars, except share amounts)

	2020	2019
Total liabilities and capital and surplus	$874,928	$871,897
See accompanying notes to financial statements—statutory-basis.

See accompanying notes to consolidated statutory financial statements.
4

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS—STATUTORY-BASIS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

	2020	2019
Premiums and Other Revenues:
Life and annuity premiums	$10,578	$10,975
Consideration for supplementary contracts with life contingencies	1,014	409
Net investment income	42,217	43,435
Amortization of interest maintenance reserve	1,805	1,759
Commissions and expense allowances on reinsurance ceded	934	1,218
Other revenues—net	(330)	(555)
Total premiums and other revenues	56,218	57,241
Benefits Paid or Provided:
Death benefits	12,172	9,181
Annuity benefits	12,552	7,734
Surrender benefits and withdrawals	22,187	26,219
Payments on supplementary contracts with life contingencies	1,404	1,322
Interest and adjustments on contract or deposit-type contract funds	(417)	(104)
Change in life, annuity and accident & health reserves	7,225	(15,634)
Other benefits	236	602
Total benefits paid or provided	55,359	29,320
Insurance Expenses and Other:
Commissions and expense allowances	352	628
General insurance expenses	10,407	9,226
Insurance taxes, licenses, and fees	1,217	1,717
Net transfer to or (from) separate accounts	(4)	(71)
Other	393	(321)
Total insurance expenses and other	12,365	11,179

Gain (Loss) From Operations Before Federal Income Taxes and Net Realized Capital Losses	(11,506)	16,742
Federal Income Tax Expenses (Benefits)	(646)	3,562
Gain (Loss) From Operations Before Net Realized Capital Losses	(10,860)	13,180
Net Realized Capital Gains (Losses)	(846)	(268)
Net Gain (Loss)	$(11,706)	$12,912
See accompanying notes to financial statements—statutory-basis.

See accompanying notes to consolidated statutory financial statements.
5

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN CAPITAL AND
SURPLUS—STATUTORY-BASIS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

	Common Stock	Paid-In Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balances—December 31, 2018	$2,503	$71,546	$25,999	$100,048
Net gain	-	-	12,912	12,912
Change in unrealized capital gains, less capital gains tax of $137	-	-	517	517
Change in net deferred income tax	-	-	997	997
Change in nonadmitted assets	-	-	(475)	(475)
Change in liability for reinsurance in unauthorized and certified companies	-	-	820	820
Change in asset valuation reserve	-	-	(1,637)	(1,637)
Dividend to stockholder	-	-	(10,005)	(10,005)
Balances—December 31, 2019	2,503	71,546	29,128	103,177
Net loss	-	-	(11,706)	(11,706)
Change in unrealized capital gains, less capital gains tax of $358	-	-	1,345	1,345
Change in net deferred income tax	-	-	4,043	4,043
Change in nonadmitted assets	-	-	(3,652)	(3,652)
Change in liability for reinsurance in unauthorized and certified companies	-	-	(134)	(134)
Change in reserve on account of change in valuation basis	-	-	(5,902)	(5,902)
Change in asset valuation reserve	-	-	(5,949)	(5,949)
Balances—December 31, 2020	$2,503	$71,546	$7,173	$81,222

See accompanying notes to consolidated statutory financial statements.
6

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS—STATUTORY-BASIS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

	2020	2019
Operations:
Premiums collected net of reinsurance	$11,695	$11,408
Net investment income received	41,148	41,660
Miscellaneous income received (loss paid)	(6,916)	1,642
Benefits and losses paid	(48,371)	(45,303)
Net transfers from separate accounts	4	71
Commissions and expenses paid	(12,104)	(5,848)
Federal income taxes received (paid)	(1,412)	(4,282)
Net cash provided by (used in) operations	(15,956)	(652)
Investment Activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	158,427	189,714
Stocks	16,228	17,399
Mortgage loans on real estate	525	25
Other invested assets	5,183	2,946
Miscellaneous proceeds	–	3,703
Total investment proceeds	180,363	213,787
Cost of Investments Acquired:
Bonds	102,278	162,035
Stocks	20,288	17,926
Mortgage loans on real estate	2,900	13,013
Other invested assets	37,520	30,319
Miscellaneous applications	3,632	–
Total cost of investments acquired	166,618	223,893
Increase (decrease) in policy loans	(542)	(531)
Net cash provided by (used in) investment activities	14,287	(9,575)
Financing and Miscellaneous Activities:
Other provided (applied):
Net inflow (withdrawal) on deposit type contracts	473	(837)
Dividends to stockholder	–	(10,005)
Other cash provided (applied)	3,292	(1,623)
Net cash provided by (used in) financing and miscellaneous activities	3,765	(12,465)
Net Increase (Decrease) In Cash, Cash Equivalents and Short-Term Investments	2,096	(22,692)
Cash, Cash Equivalents and Short-Term Investments:
Beginning of year	13,790	36,482
End of year	$15,886	$13,790
Cash Flow Information For Non-Cash Transactions:
Exchanges of Invested Assets reported as purchases and sales	8,721	–

See accompanying notes to consolidated statutory financial statements.
7

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies
Organization
Wilton Reassurance Life Company of New York (the Company or WRNY) is a stock life insurance company organized in 1955 under the laws of the State of New York. The Company operates predominantly in the individual life business, as well as the group and individual annuity business of the life insurance industry and is licensed in all 50 states, the District of Columbia and the U.S. Virgin Islands, although, historically, its marketing efforts have been concentrated in the State of New York. The Company currently has no employees and currently writes no new primary insurance policies.
The Company is a wholly owned subsidiary of Wilton Reassurance Company (WRAC) which, in turn is a wholly owned subsidiary of Wilton Re U.S. Holdings, Inc., a Delaware corporation (Wilton Re U.S.). All but a de minimis portion of the economic interests and 100% of the voting interests of Wilton Re U.S. are held or controlled by Wilton Re U.S. Holdings Trust, an Ontario trust (the Wilton Re Trust). In turn, all economic interests associated with the Wilton Re Trust accrue to Wilton Re Ltd. (WRL), a non-insurance holding company registered in Nova Scotia, Canada. WRL is deemed the ultimate parent corporation in the Company’s holding company system.
The Company is party to a services agreement (the Services Agreement) with its affiliate, Wilton Re Services, Inc. (Wilton Re Services), pursuant to which Wilton Re Services provides certain accounting, actuarial and administrative services.
Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and decreases in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department), which differ from accounting principles generally accepted in the United States of America (GAAP).
Important accounting practices prescribed by the Department and the more significant variances from GAAP are:
Investments—Investments in bonds and preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments are designated at purchase as trading and reported at fair value, with unrealized holding gains and losses reported in operations. Fair value for statutory purposes, as with GAAP, is based on quoted market prices while the fair value of private placements and credit tenant loans is obtained from independent third-party dealers.

8

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
For statutory purposes, all securities that represent beneficial interests in securitized assets (e.g. mortgage backed securities and asset backed securities), are adjusted using the retrospective method when there is a change in estimated future cash flows. For loan-backed or structured securities if it is determined that an other-than-temporary credit impairment has occurred, the amortized cost basis of the security is written down to the present value of estimated future cash flows discounted using the effective interest rate inherent in the security. For all other investments in bonds and stocks, the retrospective method is used. If it is determined that a decline in fair value is other than temporary or the Company has the intent to sell, the cost basis of the security is written down to fair value. For GAAP, no other-than-temporary impairments are recognized as all securities are recorded at fair value with changes in fair value reported as unrealized gains and losses in operations.
Valuation Reserves—Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to expected maturity of the securities sold. That net deferral is recorded by the Company as the interest maintenance reserve (IMR) in the balance sheets—statutory-basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Value of Business Acquired (VOBA)—The excess statutory reserves assumed over the fair value of assets transferred in connection with the acquisition of blocks of business via reinsurance transactions is expensed. For GAAP, an intangible asset referred to as VOBA is established representing the contractual right to receive future profits from the acquired insurance policies or reinsurance contracts. The Company amortizes VOBA in proportion to premiums for traditional life products and in proportion to estimated gross profits (EGPs) for interest sensitive life products. The EGPs and related amortization of VOBA for interest sensitive life products are updated (unlocked) periodically to reflect revised assumptions for lapses, mortality and investment earnings. The Company performs periodic tests to establish that VOBA associated with traditional life products remains recoverable, and if financial performance significantly deteriorates to the point where VOBA is not recoverable, a cumulative charge to current operations will be recorded.
Nonadmitted Assets—Certain assets designated as “nonadmitted,” principally past-due agents’ balances, deferred taxes, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual, are excluded from the balance sheets—statutory-basis and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent these assets are not impaired.

9

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
Universal Life and Annuity Policies—Revenues for universal life and annuity policies with mortality risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Life and Annuity Reserves—Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance—A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as would be required under GAAP.
Deferred Income Taxes—The recoverability of deferred tax assets is evaluated and when considered necessary, a statutory valuation allowance is established to reduce the gross deferred tax asset to an amount which is more likely than not to be realized. Adjusted gross deferred tax assets are admitted in an amount equal to the sum of: (a) federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences not to exceed three years from the balance sheet date; (b) the lesser of: (i) the remaining gross deferred tax assets expected to be realized in a timeframe consistent with NAIC standards; or (ii) a percentage of surplus consistent with NAIC standards, excluding any net deferred tax assets, electronic data processing (EDP) equipment and operating software; and (c) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted.
Under GAAP, state taxes are included in the computation of deferred taxes and a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.
Statements of Cash Flows—Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with maturities at acquisition of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with maturities at acquisition of three months or less.

10

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
A reconciliation of net gain (loss) and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:
	Net Gain (Loss) Year Ended December 31		Capital and Surplus As of December 31
	2020	2019	2020	2019
Statutory-basis amounts	$ (11,706)	$12,912	$81,222	$ 103,177
Add (deduct) adjustments:
Premiums—net of reinsurance and loading	(8,961)	(8,762)	(815)	(830)
Policy fees and charges	8,575	8,746	-	-
Investment adjustments to fair value	17,867	46,472	72,728	56,828
Amortization of VOBA	(3,074)	(2,114)	24,482	27,556
Commissions-net	1,517	-	-
Policyholder benefits	14,000	8,352	-	-
Surrenders and withdrawals	21,611	25,804	-	-
Interest credited to policyholders	(27,081)	(25,177)	1,431	11
Reserves—net of ModCo receivable	8,041	(12,936)	71,755	49,188
Realized gains	3,876	3,118	-	-
Deferred taxes	(4,041)	(7,601)	(40,497)	(32,770)
IMR/AVR	(1,805)	(1,759)	25,282	17,328
Reinsurance in unauthorized companies	-	-	2,220	2,086
Non admitted assets	-	-	14,633	10,981
Prepaid reinsurance	33	(15)	856	889
Other	-	1	22	22
GAAP-basis amounts	$18,852	$47,041	$253,319	$234,466
Other significant accounting practices are as follows:
Investments—
Bonds, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
•
Bonds not backed by other loans are stated at amortized cost using the interest (constant yield) method. Bonds that are in or near default are stated at fair value. For other-than-temporary impairments, the cost basis of the bond is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.
•
Common stocks are valued at fair value.
•
Mortgage-backed/asset-backed securities are valued at amortized cost using the interest (constant yield) method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.
•
Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value. There are no restrictions on common or preferred stock.

11

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
•
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
•
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Mortgage Loans on real estate are stated at their aggregate unpaid balances, excluding accrued interest.
The Company has minority ownership investments in limited partnerships, which are classified as other invested assets on the balance sheets—statutory-basis. The Company values these interests based on its proportionate share of the underlying audited GAAP equity of the investee or, if audited GAAP basis financial statements are not available for the investee, may be recorded based on the underlying audited U.S tax basis equity, in accordance with Statements of Statutory Accounting Principles (SSAP) No. 48—Joint Ventures, Partnerships and Limited Liability Companies.
The investment is recorded at cost, plus subsequent capital contributions, and adjusted for the Company’s share of the investee’s audited GAAP basis earnings or losses and other equity adjustments, less distributions received. Distributions are recognized in net investment income to the extent they are not in excess of the undistributed accumulated earnings attributed to the investee. Distributions in excess of the undistributed accumulated earnings reduce the Company’s basis in the investment.
Policy loans are reported at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rates.
Realized capital gains and losses are determined using the first in first out (FIFO) method.
Changes in admitted asset carrying amounts are credited or charged directly to unassigned surplus, net of taxes.
Premiums and Related Costs
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, also are recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.
Benefits
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Department. Where the Company employs mean reserving, the Company waives the deduction of deferred fractional premiums on the death of life and annuity policy insureds. The Company returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

12

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
The liability for future policy benefits provides amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies are computed principally by the Net Level Reserve Method and the Commissioners’ Reserve Valuation Method using interest rates (2.25% to 6.00%) and mortality assumptions (Commissioners’ Standard Ordinary mortality tables, 1941, 1958, 1980 and 2001) as prescribed by regulatory authorities.
The Company typically uses interpolated terminal reserves to adjust the calculated terminal reserve to the appropriate reserve. Interpolated terminal reserves are determined by interpolating between the appropriate terminal reserves and adding the fractional portion of the valuation net premium from the valuation date to the policyholder’s next premium due date. The Company may also use mean reserving if the valuation has not been transferred from the acquired company’s valuation.
The Company charges extra premiums for substandard lives, either as a table rating or as a flat extra premium. For substandard table ratings, both premiums and valuation mortality rates are multiplied by a fixed percentage that ranges from 125% to 500% of standard mortality rates. For flat extra premiums, reserves are increased by the unearned portion of the annual flat extra premium received.
The Company establishes additional reserves when the results of the annual asset adequacy analysis indicate the need for such reserves. The Company maintained net asset adequacy reserves of $58,000 and $40,000 at December 31, 2020 and 2019, respectively. The change in this reserve, included in the statements of operations—statutory-basis, was an increase of $18,000 and a decrease of $3,000 for 2020 and 2019, respectively, which was recorded in Change in life, annuity and accident & health reserves.
As of December 31, 2020 and 2019, reserves of $6,449 and $7,786, respectively, were recorded on inforce amounts of $875,208 and $967,647, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.
Tabular interest has been determined by formula as described in the Annual Statement Instructions, adjusted to reflect fractional years of interest for material reinsurance transactions. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balance less applicable surrender charges.
Claim Reserves
Policy and contract claims are amounts due on claims, which were incurred as of December 31, but have not yet been paid. The accrual has two components: 1) claims in process of settlement as of December 31 and 2) claims not yet reported but estimable based on historical trend review of the claims reported after December 31 relating to claims incurred as of December 31.
Claims in the contestable period are reported at their full face value.
Federal Income Taxes
Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted tax rates and laws, subject to certain limitations and are recorded in surplus.

13

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Accounting Changes
During 2020, the NAIC adopted updates to various SSAPs including, but not limited to, SSAP No. 51R, Life Contracts, SSAP No. 52, Deposit-Type Contracts, and SSAP No. 61R, Life, Deposits and Accident and Health Reinsurance. This updated guidance requires additional disclosure of guaranteed separate account products to withdrawal, mortality risk on life contracts, and reinsurance contracts with risk-limiting features. The Company has provided all disclosures required by the relevant SSAPs.
The Company strengthened the valuation basis for its payout annuities and supplementary contracts to the current standard (3.25%, 2012 Individual Annuity Reserving (IAR)) in acknowledgment of the ongoing pressure on existing reserve levels caused by historically low interest rates. This change increased statutory reserves by $5,902 at December 31, 2020. The impact of this change in valuation was recorded in the statements of changes in capital and surplus.
2.
Prescribed and Permitted Statutory Accounting Practices
The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. In addition, the Department has the right to require (prescribed practices) or permit (permitted practices) other specific accounting treatments that differ from NAIC SAP. The Company has employed no such permitted practices in the preparation of these statutory-basis financial statements.
The State of New York may adopt certain prescribed practices that differ from those found in NAIC SAP. The Department’s Insurance Regulation 172 requires the Company to record a write-in asset of $856 and $889 related to the gross premiums for reinsurance paid beyond the paid-to date of the underlying policy at December 31, 2020 and 2019, respectively. These amounts would be refunded to the Company by the reinsurer in the event of policy termination.
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:
	2020	2019
Net gain (loss), State of New York basis	$(11,706)	$12,912
State prescribed practices (income)— Prepaid reinsurance—NYSID allowed under Circ Letter 11	33	(15)
Net gain (loss), NAIC SAP	$(11,673)	$12,897
Statutory capital and surplus, State of New York basis	$81,222	$103,177
State prescribed practices (surplus)— Prepaid reinsurance—NYSID allowed under Circ Letter 11	(856)	(889)
Statutory capital and surplus, NAIC SAP	$80,366	$102,288

14

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

3.   Investments
The carrying value, fair value and related unrealized gains and losses of the Company’s investments in bonds, preferred stocks and common stocks are summarized as:
	Carrying Value	Gross Unrealized		Fair Value
At December 31, 2020		Gains	Losses
U.S. government and agencies	$25,508	$5,327	$-	$30,835
State and political subdivisions	45,130	12,865	-	57,995
Foreign sovereign	1,000	148	-	1,148
Corporate securities	287,099	38,927	(1,491)	324,535
Residential mortgage-backed securities	38,816	4,600	(56)	43,360
Commercial mortgage-backed securities	54,892	6,992	(132)	61,752
Asset backed securities	92,381	6,915	(2,239)	97,057
Collateralized debt obligations	138,061	909	(9,222)	129,748
Total bonds	682,887	76,683	(13,140)	746,430
Preferred stocks	38,792	3,029	(109)	41,712
Common stocks	595	-	-	595
Total	$722,274	$79,712	$(13,249)	$788,737

	Carrying Value	Gross Unrealized		Fair Value
At December 31, 2019		Gains	Losses
U.S. government and agencies	$33,164	$3,417	$(175)	$36,406
State and political subdivisions	52,344	10,432	-	62,776
Foreign sovereign	3,192	89	-	3,281
Corporate securities	289,540	27,972	(1,091)	316,421
Residential mortgage-backed securities	58,868	3,907	(87)	62,688
Commercial mortgage-backed securities	66,192	5,212	(151)	71,253
Asset backed securities	104,232	6,073	(443)	109,862
Collateralized debt obligations	126,594	1,068	(3,321)	124,341
Total bonds	734,126	58,170	(5,268)	787,028
Preferred stocks	34,657	1,824	(26)	36,455
Total	$768,783	$59,994	$(5,294)	$823,483
At December 31, 2020 and 2019, bonds with an admitted asset value of $8,944 and $8,922, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.
The following table shows gross unrealized losses and fair values of bonds and preferred stocks, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

15

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

3.  Investments (continued)
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
At December 31, 2020
Corporate securities	15,475	(747)	6,610	(744)	22,085	(1,491)
Residential mortgage backed securities	389	(56)			389	(56)
Commercial mortgage-backed securities	2,950	(53)	125	(79)	3,075	(132)
Asset backed securities	29,143	(1,693)	1,899	(546)	31,042	(2,239)
Collateralized debt obligations	36,811	(1,693)	63,144	(7,529)	99,955	(9,222)
Total bonds	84,768	(4,242)	71,778	(8,898)	156,546	(13,140)
Preferred stocks	3,271	(103)	169	(6)	3,440	(109)
Total	$88,039	$(4,345)	$71,947	$ (8,904)	$159,986	$ (13,249)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
At December 31, 2019
U.S. government and agencies	$398	$(2)	$1,826	$(173)	$2,224	$ (175)
Corporate securities	9,979	(158)	17,645	(933)	27,624	(1,091)
Residential mortgage-backed securities	8,265	(40)	2	(47)	8,267	(87)
Commercial mortgage-backed securities	3,503	(100)	158	(51)	3,661	(151)
Asset backed securities	13,397	(128)	3,056	(315)	16,453	(443)
Collateralized debt obligations	44,290	(1,371)	40,728	(1,950)	85,018	(3,321)
Total bonds	79,832	(1,799)	63,415	(3,469)	143,247	(5,268)
Preferred stocks	3,538	(26)	-	-	3,538	(26)
Total	$83,370	$ (1,825)	$63,415	$(3,469)	$146,785	$(5,294)
Management regularly reviews (at least quarterly) the value of the Company’s investments. If the value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline in value. To make this determination for each security, the following is considered:
•
The length of time and extent to which the fair value has been below its cost;
•
The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential;
•
Management’s intent and ability to hold the security long enough for it to recover its value;
•
Valuation guidelines expressed in the applicable Statements of Statutory Accounting Principles;
•
Any downgrades of the security by a rating agency; and

16

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

3.  Investments (continued)
•
Any reduction or elimination of dividends, or nonpayment of scheduled interest payments.
Based on that analysis, management makes a judgment as to whether the loss is other-than-temporary. If the loss is other-than-temporary, an impairment charge is recorded within net realized capital gains (losses) in the statements of operations—statutory-basis in the period the determination is made.
The Company recognized $622 and $0 of other-than-temporary impairments for the years ended December 31, 2020 and 2019, respectively.
The Company recognized $622 and $0 of other-than-temporary impairments for the years ended December 31, 2020 and 2019, respectively.
A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2020, by contractual maturity, is as follows:
	Carrying Value	Fair Value
Years to maturity:
0–1 year	$3,710	$3,717
1–5 years	55,547	9,918
5–10 years	57,382	66,327
10–20 years	73,895	91,002
over 20 years	168,203	193,549
Residential Mortgage-Backed Securities	38,816	43,360
Commercial Mortgage-Backed Securities	54,892	61,752
Asset-backed securities	92,381	97,057
Collateralized debt obligations	138,061	129,748
Total	$682,887	$746,430
The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
Mortgage Loans on Real Estate—The Company’s Commercial Mortgage Loan (CML) portfolio is collateralized by a variety of commercial real estate property types located across the United States. The geographic distribution of the CML portfolio as of December 31, 2020, is shown below. No other state represented more than 5% of the portfolio.
Percentage of Loan Portfolio Carrying Value	% of Total
Texas	63.2%
South Carolina	18.9%
North Carolina	17.9%

17

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

3.  Investments (continued)
The types of properties collateralizing the CMLs as of December 31, 2020, are as follows:
Percentage of Loan Portfolio Carrying Value	% of Total
Industrial	49.8%
Retail	18.9
Multi-family	17.9
Lodging	13.4
Total	100.0%
The maximum percentage of any one loan to the value of security at December 31, 2020, exclusive of insured, guaranteed, or purchase money mortgages, was 62.5%.
The contractual maturities of the CML portfolio as of December 31, 2020, are as follows:
	Carrying Value	Percent
2021	$-	-%
2022	-	-
2023	-	-
2024	-	-
2025	-	-
Thereafter	15,363	100.0
Total	$15,363	100.0%
One new commercial mortgage loan was originated in 2020 with an average interest rate for the period of 3.78%. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over maximum loan which would be permitted by law on the land without the buildings. The Company’s recorded investment in mortgage loans totaled $15,363 and $12,988 as of December 31, 2020 and 2019, respectively, and consisted entirely of loans classified as “mortgage loans on real estate”. No interest rates were reduced on outstanding mortgage loans during 2020 and 2019. During 2020 and 2019, the Company incurred no impairments on mortgage loans.
The Company’s CML portfolio has been classified based on NAIC commercial mortgage loan ratings which are calculated based on loan-to-value and debt service coverage. The rating system classifies loans into the following categories: CM1, CM2, CM3, CM4, CM5, CM6 and CM7 with those rated CM1

18

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

3.  Investments (continued)
having the highest ratings. Commercial mortgage loans rated CM1 though CM5 are performing. Commercial mortgage loans rated CM6 and CM7 are not performing. Classification of the Company’s mortgage loan portfolio as of December 31, 2020 is shown in the table below:
Carrying Value
CM1—Very good	$ 4,965
CM2—Good	-
CM3—Acceptable	10,398
CM4—Potential weakness	-
CM5—Severe weakness	-
CM6—90+ days delinquent	-
CM7—In process of foreclosure	-
Total mortgage loans on real estate	$15,363
Separately from the above designations, at least annually, the Company’s management evaluates various metrics of each loan, including, but not limited to, payment history, loan to value, debt service coverage, vacancy, and location. The portfolio is also reviewed for other-than-temporary impairments quarterly.
At December 31, 2020, the Company’s mortgage loan balances are classified as current.
Net Investment Income—Major categories of the Company’s net investment income are summarized as follows:
	Year Ended December 31
	2020	2019
Income:
Bonds	$34,742	$ 39,793
Preferred stocks	2,214	2,287
Commercial mortgage loans	517	84
Policy loans	1,021	1,075
Other invested assets	6,168	2,038
Short-term investments and cash	90	447
Total investment income	44,752	45,724
Expenses:
Investment expenses	2,217	2,134
Interest on funds held under reinsurance treaties	318	155
Total investment expenses	2,535	2,289
Net investment income	$42,217	$43,435

19

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

3.  Investments (continued)
Proceeds and Realized Gains and Losses—The proceeds from sales, maturities, and transfers of investments in bonds, common stocks, preferred stocks, and mortgage loans, and the related capital gains and losses are as follows:
	Year Ended December 31
	2020	2019
Proceeds
Bonds:
Proceeds from sales	$141,333	$166,956
Proceeds from dispositions other than sales	17,094	22,758
Total proceeds	$158,427	$189,714
Stocks:
Proceeds from sales	$13,882	$11,452
Proceeds from dispositions other than sales	2,346	5,947
Total proceeds	$16,228	$17,399
Mortgage loans on real estate:
Proceeds from sales	$-	$-
Proceeds from dispositions other than sales	525	25
Total proceeds	$525	$25
Realized gains and losses
Bonds:
Gross realized capital gains on sales	$5,382	$4,072
Gross realized capital losses on sales	(1,209)	(1,008)
Net realized capital gains (losses) on sales	4,173	3,064
Impairments on bonds	(599)	-
Total bonds	3,574	3,064
Preferred stocks—Gross realized capital gains (losses) on sales	670	176
Other invested assets:
Gross realized capital gains (losses) on sales	4	94
Impairments on other invested assets	(23)	-
Total other invested assets	(19)	94
Realized capital gains (losses) before federal income taxes and transfer to IMR	4,225	3,334
Amount transferred to IMR	(3,809)	(2,655)
Federal income tax expense	(1,262)	(947)
Net realized capital gains (losses)	$(846)	$(268)
Credit Risk Concentration—
The Company had investments in two corporate entities that exceeded 10% of capital and surplus at December 31, 2020.

20

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

4.  Fair Values
The following methods and assumptions were used by the Company in estimating the fair value of financial instruments in the statutory-basis financial statements and notes thereto:
Cash, Cash Equivalents, and Short-Term Investments—The carrying amounts reported in the balance sheets—statutory-basis for these financial instruments approximate their fair values.
Investment Securities—Fair values for investment securities are based on market prices, or in the absence of published unit prices, or when amortized cost is used as the unit price, quoted market prices by other third-party organizations, where available. In some cases, such as private placements and certain mortgage-backed and asset backed securities, fair values are based on discounted expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.
Mortgage Loans on Real Estate—Fair values were determined by discounting expected cash flows based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics were aggregated in the calculations.
Other Invested Assets—Other invested assets are comprised of private equity interests and limited partnerships. The carrying amounts represent the Company’s share of the entity’s underlying equity and approximate their fair values. Limited partnership interests are determined by the net asset values of the Company’s ownership interest as provided in the financial statements of the investees.
Policy Loans—Policy loans typically carry an interest rate that is tied to the crediting rate applied to the related policy, and contract reserves, which approximates fair value.
Annuities-Deferred and Without Life Contingencies—Fair values for the Company’s annuities-deferred and without life contingencies are estimated using discounted cash flow calculations using interest rates equal to the risk-free rate plus a credit spread based on the Company’s credit rating.
The fair values of the Company’s liabilities for insurance contracts other than annuities-deferred and without life contingencies are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts. These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented below do not represent the underlying value of the Company’s liability.

21

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

4.  Fair Values (continued)
The following table presents the carrying values and fair values of the Company’s financial instruments:
Assets/Liabilities	December 31
	2020		2019
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Bonds	$682,887	$746,430	$734,126	$787,028
Preferred stocks	38,792	41,712	34,657	36,455
Common stocks	595	595	-	-
Cash, cash equivalents and short term investments	15,886	15,886	13,790	13,790
Commercial mortgage loans	15,363	16,012	12,988	13,156
Policy loans	11,676	11,676	12,261	12,261
Other invested assets*	21,916	27,534	19,854	21,813
Separate account assets	964	964	749	749
Financial liabilities:
Annuities–deferred and without life contingencies	$521,900	$735,855	$527,237	$646,124
Separate account liabilities	964	964	749	749

* Excludes limited partnership investments of $59,421 and $27,386 accounted for under the equity method
The Company determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.
The valuation methodologies used to determine the fair values of assets and liabilities reflect market-participant assumptions and prioritize observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and, where appropriate, risk margins.
The Company has categorized its financial assets and liabilities based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
Fair value of financial assets and liabilities are categorized as follows:
•
Level 1—Unadjusted quoted prices for identical assets or liabilities in an active market. The types of financial investments included in Level 1 are listed equities, money market funds, U.S. Treasury Securities and non-interest-bearing cash.
•
Level 2—Pricing inputs other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value determined through the use of models or other valuation methods. Such inputs may include benchmarking prices for similar

22

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

4.  Fair Values (continued)
assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market. Level 2 valuations may be obtained from independent sources for identical or comparable assets or through the use of valuation methodologies using observable market-corroborated inputs. Prices from third party pricing services are validated through analytical reviews. Financial instruments in this category include publicly traded issues such as U.S. and foreign corporate securities, and residential and commercial mortgage backed securities, among others.
•
Level 3—Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability. Market standard techniques for determining the estimated fair value of certain securities that trade infrequently may rely on inputs that are not observable in the market or cannot be derived from or corroborated by market observable data. Prices are determined using valuation methodologies such as discounted cash flow models and other techniques. Management believes these inputs are consistent with what other market participants would use when pricing similar assets.
The Company has a limited number of assets and liabilities that are measured and reported at fair value in the balance sheets—statutory-basis.
The Company owns a limited number of corporate bonds, preferred stocks and hybrid securities that are in or near default and as such are rated 6 by the NAIC. These securities are required to be reported at the lower of fair value or amortized cost. The fair values of these publicly-traded securities are based on quoted market prices from widely used pricing sources such as ICE Data Services\IDC (Interactive Data Corp) or Refinitiv (formerly known as Reuters\EJV), and also may be obtained from independent third-party dealers. These securities fall within Level 2 of the fair value hierarchy.

23

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

4.  Fair Values (continued)
The carrying value and fair value of the Company’s financial instruments as of December 31, 2020 and 2019 were as follows:
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
December 31, 2020
U.S. government and agencies	$25,508	$30,835	$10,370	$20,465	$-
State and political subdivisions	45,130	57,995	-	52,180	5,815
Foreign sovereign	1,000	1,148	-	1,148	-
Corporate securities	87,099	324,535	-	294,225	30,310
Residential mortgage-backed securities	38,816	43,360	-	43,360	-
Commercial mortgage-backed securities	54,892	61,752	-	61,752	-
Asset backed securities	92,38	97,057	-	73,232	23,825
Collateralized debt obligations	138,061	129,748	-	118,982	10,766
Total bonds	682,887	746,430	10,370	665,344	70,716
Preferred stocks	38,792	41,712	-	41,712	-
Common stock	595	595	-	-	595
Cash, cash equivalents, and short-term investments	15,886	15,886	15,886	-	-
Other invested assets*	21,916	27,534	-	16,342	11,192
Commercial mortgage loans	15,363	16,012	-	-	16,012
Policy loans	11,676	11,676	-	-	11,676
Separate accounts	964	964	-	964	-
Total financial assets	$788,079	$860,809	$6,256	$724,362	$110,191
Financial liabilities—annuities-deferred and without life contingencies	$521,900	$735,855	$-	$-	$735,855
Separate accounts	964	964	-	964	-
Total financial liabilities	$522,864	$736,819	$-	$964	$735,855

* Excludes limited partnership investments of $59,421 accounted for under the equity method.

24

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

4.  Fair Values (continued)
	Carrying Value	Fair Value	Level 1	Level 2	Level 3

December 31, 2019
U.S. government and agencies	$33,164	$36,406	$10,076	$26,330	$-
State and political subdivisions	52,344	62,776	-	57,017	5,759
Foreign sovereign	3,192	3,281	-	3,281	-
Corporate securities	289,540	316,421	-	291,373	25,048
Residential mortgage-backed securities	58,868	62,688	-	62,688	-
Commercial mortgage-backed securities	66,192	71,253	-	71,253	-
Asset backed securities	104,232	109,862	-	87,831	22,031
Collateralized debt obligations	126,594	124,341	-	113,692	10,649
Total bonds	734,126	787,028	10,076	713,465	63,487
Preferred stocks	34,657	36,455	-	36,455	-
Cash, cash equivalents, and short-term investments	13,790	13,790	13,790	-	-
Other invested assets*	19,854	21,813	-	4,070	17,743
Commercial mortgage loans	12,988	13,156	-	-	13,156
Policy loans	12,261	12,261	-	-	12,261
Separate accounts	749	749	-	749	-
Total financial assets	$828,425	$885,252	$23,866	$754,739	$106,647
Financial liabilities—annuities-deferred and without life contingencies	$527,237	$646,124	$-	$-	$646,124
Separate accounts	749	749	-	749	-
Total financial liabilities	$527,986	$646,873	$-	$749	$646,124

* Excludes limited partnership investments of $27,386 accounted for under the equity method.
We obtain our Level 3 fair value measurements from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are nonbinding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.
5.  Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has various reinsurance agreements with non-affiliated third parties that enable it to limit the amount of exposure to any single insured. The per life exposure retained by the Company ranges up to $1,500.

25

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

5.  Reinsurance (continued)
The effect of reinsurance on life and accident and health premiums written and earned for the years ended December 31, 2020 and 2019, are as follows:
	Written and Earned
	2020	2019
Direct premiums	$44,629	$45,132
Assumed premiums	958	919
Ceded premiums:
Affiliates	(14,780)	(15,428)
Non-affiliates	(20,229)	(19,648)
Net premiums	$10,578	$10,975
The Company’s ceded reinsurance arrangements reduced certain other items in the statutory-basis financial statements by the following amounts:
	2020	2019
Benefits paid or provided:
Affiliates	$50,924	$42,832
Nonaffiliates	28,995	18,576
Total benefits paid or provided	$79,919	$61,408
Policy and contract liabilities:
Affiliates	$7,210	$13,777
Nonaffiliates	6,447	3,782
Total policy and contract liabilities	$13,657	$17,559
The inforce as of December 31, 2020 and 2019 is reduced by reinsurance arrangements ceded as follows:
	2020	2019
Inforce:
Affiliates	$2,401,757	$2,588,605
Nonaffiliates	4,259,001	4,672,084
Total inforce	$6,660,758	$7,260,689
Reinsurance treaties do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances would be established for amounts deemed uncollectible. At December 31, 2020 and 2019, no allowances were deemed necessary. The Company regularly evaluates the financial condition of its reinsurers. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

26

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

6.  Federal Income Taxes
WRAC, along with its life insurance subsidiaries, files a consolidated federal income tax return. Companies included in the consolidated return are as follows:
Wilton Reassurance Company
Wilton Reassurance Life Company of New York
Texas Life Insurance Company
Wilcac Life Insurance Company
Redding Reassurance Company 3, LLC
The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon the separate return calculations with credit for net losses granted when utilized on a separate company basis or in consolidation.
Inter-company tax balances may be settled quarterly as the Company makes payments to, or receives payments from, WRAC for the amount the Company would have paid to, or received from, the Internal Revenue Service (IRS) had it not been a member of the consolidated tax group. The separate company provisions and payments are computed using the tax elections made by WRAC.
Pursuant to NY Circular Letter No. 1979-33 (December 20, 1979), in order to help assure the Company’s enforceable right to recoup federal income taxes in the event of future net losses, the Department has required that an escrow account consisting of assets eligible as an investment for the Company be established and maintained by its parent in an amount equal to the excess of the amount paid by the domestic insurer to the parent for federal income taxes over the actual payment made by the parent to the IRS. Escrow assets may be released to WRAC from the escrow account at such time as the permissible period for loss carrybacks has elapsed. The Company and WRAC established the required escrow agreement effective October 1, 2007. The escrow balance was $330 and $330 at December 31, 2020 and 2019, respectively.
The components of the net deferred tax assets (liabilities) at December 31 are as follows:
	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$23,168	$3,378	$26,546	$18,333	$3,361	$21,694
Statutory valuation allowance	-	-	-	-	-	-
Adjusted gross deferred tax assets	23,168	3,378	26,546	18,333	3,361	21,694
Deferred tax assets nonadmitted	10,068	3,378	13,446	6,746	3,361	10,107
Subtotal net admitted deferred tax assets	13,100	-	13,100	11,587	-	11,587
Deferred tax liabilities	7,734	-	7,734	6,568	-	6,568
Net deferred tax assets (liabilities)	$5,366	$-	$5,366	$5,019	$-	$5,019

27

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

6.  Federal Income Taxes (continued)
	Change During 2020
	Ordinary	Capital	Total
Gross deferred tax assets	$4,835	$17	$4,852
Statutory valuation allowance	-	-	-
Adjusted gross deferred tax assets	4,835	17	4,852
Deferred tax assets nonadmitted	3,322	17	3,339
Subtotal net admitted deferred tax assets	1,513	-	1,513
Deferred tax liabilities	1,166	-	1,166
Net deferred tax assets (liabilities)	$347	$-	$347
The amount of adjusted gross deferred tax assets admitted under SSAP No. 101 is as follows:
	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from	-	-	-	-	-	-
(a) above after application of the threshold limitation	5,366	-	5,366	5,019	-	5,019
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date	5,366	-	5,366	5,019	-	5,019
ii. Adjusted gross tax assets allowed per limitation threshold	-	-	1,378	-	-	14,724
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	7,734	-	7,734	6,568	-	6,568
Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$13,100	$-	$13,100	$11,587	$-	$11,587

28

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

6.  Federal Income Taxes (continued)
	Change During 2020
	Ordinary	Capital	Total

a. Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from
(a) above) after application of the threshold limitation	347	-	347
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date	-	-	-
ii. Adjusted gross tax assets allowed per limitation threshold	XXX	XXX	3,346
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	1,166	-	1,166
d. Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$1,513	$-	$1,513
Other admissibility criteria are as follows:
Description	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	492.0%	760.8%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b) above	$75,856	$98,158
The Company’s tax planning strategies do not include the use of reinsurance.
The Company does not currently employ tax planning strategies to recognize the admission of deferred tax assets.
There are no temporary differences for which a deferred tax liability has not been established.
Current income taxes incurred consist of the following:
Description	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	492.0%	760.8%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b) above	$75,856	$98,158

29

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

6.  Federal Income Taxes (continued)
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are as follows:
	2020	2019	Change	Character
Deferred tax assets:
Insurance reserves	$14,130	$10,388	$3,742	Ordinary
Deferred acquisition costs	6,361	5,350	1,011	Ordinary
Unamortized purchase costs	39	92	(53)	Ordinary
Deferred capital losses	3,378	3,361	17	Capital
Other	2,638	2,503	135	Ordinary
Total deferred tax assets	26,546	21,694	4,852
Non-admitted deferred tax assets	13,446	10,107	3,339
Admitted deferred tax assets	13,100	11,587	1,513
Deferred tax liabilities:
Premium receivable	579	408	171	Ordinary
Nonaccrual of market discount	7,155	6,160	995	Ordinary
Total deferred tax liabilities	7,734	6,568	1,166
Net admitted deferred tax asset	$5,366	$5,019	$347
The change in net deferred income taxes including the tax effect of unrealized gains consists of the following:
	2020	2019	Change
Total deferred tax assets	$26,546	$21,694	$4,852
Total deferred tax liabilities	7,734	6,568	1,166
Net deferred tax asset	$18,812	$15,126	3,686
Tax effect on unrealized gains			357
Change in net deferred income tax			$ 4,043
The total statutory income tax is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes. Significant items causing these differences are as follows:
	Year Ended December 31
	2020	2019
Provisions computed at statutory rate	$(2,329)	$3,658
IMR	421	188
Return to provision adjustment	24	11
Reserve valuation	(1,240)	-
Other	(303)	(345)
Total	$(3,427)	$3,512
Federal income tax incurred	$616	$4,509
Change in net deferred income taxes	(4,043)	(997)
Total statutory income taxes	$(3,427)	$3,512

30

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

6.  Federal Income Taxes (continued)
At December 31, 2020, the Company has no operating or capital loss carryforwards.
On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2017, 2018 and 2019. Some of the significant changes are allowing the five-year carryback of net operating losses generated in 2018-2020 and the suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020.
The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2020 and 2019.
The 2017–2020 tax years are open and subject to examination by the IRS.
7.  CAPITAL AND SURPLUS
Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2020 and 2019, the Company exceeded the RBC requirements.
WRNY is subject to statutory regulations of the State of New York. Under these regulations, the maximum amount of dividends which can be paid by a company to shareholders in any twelve month period without prior approval of the New York Department of Financial Services is restricted to the greater of 10% of surplus to policyholders as of the immediately preceding calendar year or net income less realized gains of the preceding year, which may be further limited. WRNY can pay dividends of $7,173 in 2021 without prior regulatory approval.
The Company paid dividends to its stockholder of $0 and $10,005 in 2020 and 2019, respectively.
8.  Related-Party Transactions
Through the Services Agreement, Wilton Re Services provides certain accounting, actuarial and administrative services to the Company. Expenses incurred relating to this agreement amounted to $1,600 and $1,095 for the years ended December 31, 2020 and 2019, respectively.
The Company reported amounts payable to its affiliate, Wilton Re Services, of $539 and $404 at December 31, 2020 and 2019, respectively.
Under the Services Agreement, the Company incurs charges related to employee compensation which includes a Long-Term Incentive Program (LTIP). A vesting period of three years applies after which final unit values are determined based on actual performance. The Company has been allocated a share of the expense with the LTIP payable carried as a component of accounts payable and general expenses due and accrued. Once the vesting period is complete and the LTIP awards are paid, the Company’s LTIP payable will be settled with Wilton Re Services. At December 31, 2020 and 2019, included within accounts payable and general expenses due and accrued in the balance sheets—statutory-basis, is the Company’s payable of $10,958 and $10,791, respectively, resulting in incurred expenses of $6,296 and $5,050 for the years ended 2020 and 2019, respectively. On April 17, 2020, the Company settled $6,129 with Wilton Re Services related to vested LTIP awards.
9.  Commitments and Contingencies
Funding of Investments—

31

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

9.  Commitments and Contingencies (continued)
The Company’s commitments to limited partnerships as of December 31, 2020, are presented in the following table:
	2020
	Commitment	Unfunded
Limited partnerships	$187,550	$133,998
The Company anticipates that the majority of its current limited partnership commitments will be invested over the next five years; however, these commitments could become due any time at the request of the counterparties.
Legal Proceedings—
In the normal course of business, the Company is occasionally involved in litigation, principally from claims made under insurance policies and contracts. The ultimate disposition of such litigation is not expected to have a material adverse effect on the Company’s financial condition, liquidity or results of operations.
10.  Reserves
The Company’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions at December 31, 2020 and 2019, are summarized as follows:
	2020		2019
A. Individual Annuities	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$4,392	0.8%	$4,292	0.8%
At book value less current surrender charge of 5% or more	-	0.0	-	0.0
At fair value	242	0.0	194	0.0
Total with adjustment or at market value	4,634	0.8	4,486	0.8
At book value without adjustment (minimum or no charge or adjustment)	507,370	95.0	512,606	95.9
Not subject to discretionary withdrawal	22,157	4.2	17,417	3.3
Total annuity reserves and deposit fund liabilities—before reinsurance	534,161	100.0%	534,509	100.0%
Less reinsurance ceded	2,532		2,625
Net annuity reserves and deposit fund liabilities	$531,629		$531,884

32

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

10.  Reserves (continued)
	2020		2019
B. Group Annuities	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$-	0.0	$-	0.0%
At book value less current surrender charge of 5% or more	-	0.0	-	0.0
At fair value	-	0.0	-	0.0
Total with adjustment or at market value	-	0.0	-	0.0
At book value without adjustment (minimum or no charge or adjustment)	450	100.0	471	100.0
Not subject to discretionary withdrawal	-	0.0	-	0.0
Total annuity reserves and deposit fund liabilities—before reinsurance	450	100.0%	471	100.0%
Less reinsurance ceded	-		-
Net annuity reserves and deposit fund liabilities	$450		$471

	2020		2019
C. Deposit—Type Contracts (No Life Contingencies)	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$-	0.0%	$-	0.0%
At book value less current surrender charge of 5% or more	-	0.0	-	0.0
At fair value	-	0.0	-	0.0
Total with adjustment or at market value	-	0.0	-	0.0
At book value without adjustment (minimum or no charge or adjustment)	-	0.0	-	0.0
Not subject to discretionary withdrawal	11,685	100.0	11,327	100.0
Total annuity reserves and deposit fund liabilities—before reinsurance	11,685	100.0%	11,327	100.0%
Less reinsurance ceded	1,140		1,256
Net annuity reserves and deposit fund liabilities	$10,545		$10,071
Of the total net annuity reserves and deposit fund liabilities of $542,624 and $542,426 at December 31, 2020 and 2019, respectively, $542,383 and $542,232 is included in the general account and $242 and $194 is included in the separate account, respectively.

33

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

10.  Reserves (continued)
The Company’s life reserves that are subject to discretionary withdrawal, surrender values, or policy loans and not subject to discretionary withdrawal or no cash value provisions at December 31, 2020 and 2019, are summarized as follows:
A. General Account	2020			2019
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$–	$20,462	$36,397	$–	$21,380	$37,720
b. Universal Life	293,555	291,244	300,779	304,084	300,958	312,700
c. Universal Life with Secondary Guarantees	40,016	37,376	46,326	40,194	36,484	46,131
d. Indexed Universal Life	–	–	–	–	–	–
e. Indexed Universal Life with Secondary Guarantees	–	–	–	–	–	–
f. Indexed Life	–	–	–	–	–	–
g. Other Permanent Cash Value Life Insurance	–	7,650	9,954	–	7,898	10,463
h. Variable Life	–	–	–	–	–	–
i. Variable Universal Life	–	–	–	–	–	–
j. Miscellaneous Reserves	–	–	–	–	–	–
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	52,653	XXX	XXX	72,536
b. Accidental Death Benefits	XXX	XXX	40	XXX	XXX	39
c. Disability—Active Lives	XXX	XXX	2,548	XXX	XXX	2,943
d. Disability—Disabled Lives	XXX	XXX	6,392	XXX	XXX	6,208
e. Miscellaneous Reserves	XXX	XXX	164,898	XXX	XXX	153,284
(3) Total (gross: direct + assumed)	333,571	356,732	19,987	344,278	366,719	642,023
(4) Reinsurance ceded	240,064	245,822	431,773	247,591	254,251	465,765
(5) Total (net) (3) – (4)	$93,507	$110,910	$188,214	$96,687	$112,468	$176,258

34

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

10.  Reserves (continued)
	2020			2019
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$–	$–	$–	$–	$–	$–
b. Universal Life	–	–	–	–	–	–
c. Universal Life with Secondary Guarantees	–	–	–	–	–	–
d. Indexed Universal Life	–	–	–	–	–	–
e. Indexed Universal Life with Secondary Guarantees	–	–	–	–	–	–
f. Indexed Life	–	–	–	–	–	–
g. Other Permanent Cash Value Life Insurance	–	–	–	–	–	–
h. Variable Life	–	–	–	–	–	–
i. Variable Universal Life	–	–	–	–	–	–
j. Miscellaneous Reserves	–	–	–	–	–	–
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	–	XXX	XXX	–
b. Accidental Death Benefits	XXX	XXX	–	XXX	XXX	–
c. Disability—Active Lives	XXX	XXX	–	XXX	XXX	–
d. Disability—Disabled Lives	XXX	XXX	–	XXX	XXX	–
e. Miscellaneous Reserves	XXX	XXX	–	XXX	XXX	–
(3) Total (gross: direct + assumed)	–	–	–	–		–
(4) Reinsurance ceded	–	–	–	–		–
(5) Total (net) (3) – (4)	$–	$–	$–	–	$–	–

35

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS
FINANCIAL STATEMENTS
 (CONTINUED)
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(Amounts in thousands of US Dollars)

10.  Reserves (continued)
	2020			2019
C. Separate Account Nonguaranteed	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$–	$–	$–	$–	$–	$–
b. Universal Life	–	–	–	–	–	–
c. Universal Life with Secondary Guarantees	–	–	–	–	–	–
d. Indexed Universal Life	–	–	–	–	–	–
e. Indexed Universal Life with Secondary Guarantees	–	–	–	–	–	–
f. Indexed Life	–	–	–	–	–	–
g. Other Permanent Cash Value Life Insurance	–	–	–	–	–	–
h. Variable Life	–	–	–	–	–	–
i. Variable Universal Life	607	607	607	490	490	490
j. Miscellaneous Reserves	–	–	–	–	–	–
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	–	XXX	XXX	–
b. Accidental Death Benefits	XXX	XXX	–	XXX	XXX	–
c. Disability—Active Lives	XXX	XXX	–	XXX	XXX	–
d. Disability—Disabled Lives	XXX	XXX	–	XXX	XXX	–
e. Miscellaneous Reserves	XXX	XXX	–	XXX	XXX	–
(3) Total (gross: direct + assumed)	607	607	607	490	490	490
(4) Reinsurance ceded	–	–	–	–	–	–
(5) Total (net) (3) – (4)	$607	$607	$607	$490	$490	$490
11.  Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31 are as follows:
	2020		2019
	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$1,493	$1,493	$1,569	$1,569
12.  Subsequent Events
There have been no events occurring subsequent to the close of the books or accounts that would have a material effect on the financial condition of the Company. Subsequent events have been considered through April12, 2021, the date the statutory-basis financial statements were available to be issued.

36

AMERICAN SEPARATE ACCOUNT NO. 2
ANNUAL REPORT
DECEMBER 31, 2020

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

Independent Auditors’ Report
The Board of Directors of Mutual of America Life Insurance Company and
Contract Owners of American Separate Account No. 2:
We have audited the accompanying financial statements of the subaccounts listed in Note 1 of the notes to the financial statements, each a subaccount comprising American Separate Account No. 2 (the Subaccounts), which comprise the statements of assets and liabilities as of December 31, 2020, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years and periods in the two-year period then ended, and the related notes to the financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2020, and the results of its operations for the year or period then ended, and changes in its net assets for each of the years or periods in the two-year period then ended in accordance with U.S. generally accepted accounting principles.

New York, New York
April 29, 2021

AMERICAN SEPARATE ACCOUNT NO. 2 STATEMENTS OF ASSETS AND LIABILITIES December 31, 2020

	Mutual of America Variable Insurance Portfolios†
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Mid-Cap Equity Index Portfolio
Investments in Mutual of America Variable
Insurance Portfolios at fair value
(Cost: Equity Index Portfolio—$19,185
All America Portfolio—$26,923
Small Cap Value Portfolio—$6,976
Small Cap Growth Portfolio—$8,664
Mid-Cap Equity Index Portfolio—$1,854)
(Notes 1 and 2)
	$ 22,256	$ 30,983	$ 6,835	$ 12,123	$ 2,094
Due From (To) General Account	(215)	(1,295)	(511)	(906)	(18)
Net Assets	$ 22,041	$ 29,688	$ 6,324	$ 11,217	$ 2,076
Number of Units Outstanding(1)	2,122	1,113	2,677	2,869	347
Unit Value(2)(3)	$ 10.386	$ 26.681	$ 2.363	$ 3.910	$ 5.981

	Mutual of America Variable Insurance Portfolios†
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investments in Mutual of America Variable Insurance Portfolios at fair value (Cost: Moderate Allocation Portfolio—$1,065 Money Market Portfolio—$107 Mid-Term Bond Portfolio—$523 Bond Portfolio—$992) (Notes 1 and 2)	$1,173	$108	$546	$1,041
Due From (To) General Account	(213)	(2)	(32)	(52)
Net Assets	$960	$106	$514	$989
Number of Units Outstanding(1)	313	44	192	136
Unit Value(2)(3)	3.063	$2.396	$2.671	$ 7.261

†
Initial offering date of units on January 24, 2020.
(1)
Rounded to the nearest unit.
(2)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(3)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2 STATEMENTS OF ASSETS AND LIABILITIES  (CONTINUED)December 31, 2020

	Fidelity			Vanguard
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIF International Portfolio
Investments in Fidelity VIP Portfolios and Vanguard VIF International Portfolio at fair value (Cost: Fidelity VIP Equity-Income Portfolio—$9,885 Fidelity VIP Asset Manager Portfolio—$5,367 Fidelity VIP Contrafund Portfolio—$67,113 Vanguard VIF International Portfolio—$9,273) (Notes 1 and 2)	$10,832	$6,033	$114,092	$20,412
Due From (To) General Account	(415)	(306)	(1,978)	(910)
Net Assets	$ 10,417	$ 5,727	$ 112,114	$ 19,502
Number of Units Outstanding(1)	106	90	756	306
Unit Value(2)(3)	$ 98.318	$ 63.874	$ 148.309	$ 63.779

	American Century	Calvert	DWS
	VP Capital Appreciation Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investments in American Century VP Capital Appreciation Fund, Calvert
VP SRI Balanced Portfolio and DWS Capital Growth VIP
at fair value
(Cost: American Century VP Capital Appreciation Fund—$7,107
Calvert VP SRI Balanced Portfolio—$236
DWS Capital Growth VIP—$6,258)
(Notes 1 and 2)
	$ 10,143	$ 297	$ 11,183
Due From (To) General Account	(466)	(80)	(451)
Net Assets	$ 9,677	$ 217	$ 10,732
Number of Units Outstanding(1)	110	27	64
Unit Value(2)(3)	$ 88.008	$ 7.943	$ 166.724

(1)
Rounded to the nearest unit.
(2)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(3)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2 STATEMENTS OF OPERATIONSFor the Year Ended December 31, 2020

	Mutual of America Variable Insurance Portfolios†
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Mid-Cap Equity Index Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$—	$—	$—
Expenses (Note 3)	157	210	46	72	14
Net Investment Income (Loss)	(157)	(210)	(46)	(72)	(14)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—	—	—	—	—
Realized gain from distributions	—	—	—	—	—
Net realized gain (loss) on investments	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	3,071	4,060	(141)	3,459	240
Net Realized and Unrealized Gain (Loss) on Investments	3,071	4,060	(141)	3,459	240
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,914	$3,850	$187)(	$3,387	$226

	Mutual of America Variable Insurance Portfolios†
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$—	$—
Expenses (Note 3)	7	—	3	7
Net Investment Income (Loss)	(7)	—	(3)	(7)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—	—	—	—
Realized gain from distributions	—	—	—	—
Net realized gain (loss) on investments	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	108	1	23	49
Net Realized and Unrealized Gain (Loss) on Investments	108	1	23	49
Net Increase (Decrease) in Net Assets Resulting From Operations	$ 101	$ 1	$ 20	$ 42

†
For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2 STATEMENTS OF OPERATIONS (CONTINUED)For the Year Ended December 31, 2020

	Fidelity			Vanguard
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIF International Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$ 174	$ 83	$ 241	$ 177
Expenses (Note 3)	73	40	765	129
Net Investment Income (Loss)	101	43	(524)	48
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—	—	—	-—
Realized gain from distributions	423	71	482	325
Net realized gain (loss) on investments	423	71	482	325
Net change in unrealized appreciation (depreciation) on investments	82	627	25,987	6,957
Net Realized and Unrealized Gain (Loss) on Investments	505	698	26,469	7,282
Net Increase (Decrease) in Net Assets Resulting From Operations	$ 606	$ 741	$ 25,945	$7,330

	American Century	Calvert	DWS
	VP Capital Appreciation Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investment Income and Expenses:
Dividend Income (Note 1)	$ 7	$ 4	$ 44
Expenses (Note 3)	68	-	78
Net Investment Income (Loss)	(61)	4	(34)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—	—	—
Realized gain from distributions	811	9	601
Net realized gain (loss) on investments	811	9	601
Net change in unrealized appreciation (depreciation) on investments	2,232	26	2,495
Net Realized and Unrealized Gain (Loss) on Investments	3,043	35	3,096
Net Increase (Decrease) in Net Assets Resulting From Operations	$ 2,982	$39	$ 3,062

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2 STATEMENTS OF CHANGES IN NET ASSETS For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Mid-Cap Equity Index Portfolio
	2020†	2020†	2020†	2020†	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$ (157)	$ (210)	$ (46)	$(72)	$(14)
Net realized gain (loss) on investments	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	3,071	4,060	(141)	3,459	240
Net Increase (Decrease) in net assets resulting from operations	2,914	3,850	(187)	3,387	226
From Unit Transactions:
Contributions	—	—	—	—	—
Withdrawals	—	(508)	(282)	(400)	—
Net Transfers(1)	19,152	26,523	6,794	8,230	1,850
Contract fees (Note 3)	(25)	(177)	(1)	—	—
Net Increase (Decrease) from unit transactions	19,127	25,838	6,511	7,830	1,850
Net Increase (Decrease) in Net Assets	22,041	29,688	6,324	11,217	2,076
Net Assets:
Beginning of Year	—	—	—	—	—
End of Year	$22,041	$29,688	$6,324	$11,217	$2,076

	Mutual of America Variable Insurance Portfolios
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
	2020†	2020†	2020†	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$ (7)	$—	$(3)	$(7)
Net realized gain (loss) on investments	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	108	1	23	49
Net Increase (Decrease) in net assets resulting from operations	101	1	20	42
From Unit Transactions:
Contributions	—	—	—	—
Withdrawals	—	—	—	—
Net Transfers(1)	859	106	522	990
Contract fees (Note 3)	—	(1)	(28)	(43)
Net Increase (Decrease) from unit transactions	859	105	494	947
Net Increase (Decrease) in Net Assets	960	106	514	989
Net Assets:
Beginning of Year	—	—	—	—
End of Year	960	$106	$514	$989

†
For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(1)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2 STATEMENTS OF CHANGES IN NET ASSETS  (CONTINUED)For the Years Ended December 31,

	Fidelity
	VIP Equity-Income Portfolio		VIP Asset Manager Portfolio		VIP Contrafund Portfolio
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$ 101	$ 115	$ 43	$ 53	$ (524)	$ (258)
Net realized gain (loss) on investments	423	567	71	199	482	8,493
Net change in unrealized appreciation (depreciation) on investments	82	1,432	627	522	25,987	12,110
Net Increase (Decrease) in net assets resulting from operations	606	2,114	741	774	25,945	20,345
From Unit Transactions:
Contributions	—	—	—	—	—	—
Withdrawals	—	—	—	—	—	—
Net Transfers	(34)	(41)	(39)	(25)	(382)	(76)
Contract fees (Note 3)	(44)	(40)	(30)	(30)	(66)	(63)
Net Increase (Decrease) from unit transactions	(78)	(81)	(69)	(55)	(448)	(139)
Net Increase (Decrease) in Net Assets	528	2,033	672	719	25,497	20,206
Net Assets:
Beginning of Year	9,889	7,856	5,055	4,336	86,617	66,411
End of Year	$10,417	$9,889	$5,727	$ 5,055	$112,114	$86,617

	Vanguard		American Century		Calvert		DWS
	VIF International Portfolio		VP Capital Appreciation Fund		VP SRI Balanced Portfolio		Capital Growth VIP
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$ 48	$ 60	$ (61)	$ (55)	$ 4	$ 4	$ (34)	$ (33)
Net realized gain (loss) on investments	325	352	811	1,039	9	8	601	772
Net change in unrealized appreciation (depreciation) on investments	6,957	2,568	2,232	836	26	39	2,495	1,376
Net Increase (Decrease) in net assets resulting from operations	7,330	2,980	2,982	1,820	39	51	3,062	2,115
From Unit Transactions:
Contributions	—	2	—	—	—	—	—	—
Withdrawals	—	(15)	—	—	—	—	—	(33)
Net Transfers	(311)	(79)	(132)	(47)	(12)	(7)	(118)	(57)
Contract fees (Note 3)	(48)	(48)	(24)	(24)	(23)	(23)	—	—
Net Increase (Decrease) from unit transactions	(359)	(140)	(156)	(71)	(35)	(30)	(118)	(90)
Net Increase (Decrease) in Net Assets	6,971	2,840	2,826	1,749	4	21	2,944	2,025
Net Assets:
Beginning of Year	12,531	9,691	6,851	5,102	213	192	7,788	5,763
End of Year	$19,502	$12,531	$9,677	$6,851	$217	$213	$10,732	$7,788

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
December 31, 2020
1. Significant Accounting Policies and Organization
American Separate Account No. 2 (“Separate Account No. 2”) of Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York) (“American Life” or “the Company”) was established in conformity with New York Insurance Law and commenced operations on November 19, 1993 as a unit investment trust registered under the Investment Company Act of 1940. The following funds are available as investment alternatives: Mutual of America Variable Insurance Portfolios Equity Index, All America, Small Cap Value, Small Cap Growth, Mid-Cap Equity Index, Moderate Allocation, Money Market, Mid-Term Bond and Bond Portfolios; Fidelity VIP Equity-Income, VIP Asset Manager and VIP Contrafund Portfolios; Vanguard VIF International Portfolio; American Century VP Capital Appreciation Fund; Calvert VP SRI Balanced Portfolio and DWS Capital Growth VIP.
The Subaccounts invest in the corresponding portfolios of Mutual of America Variable Insurance Portfolios, Inc. (“Mutual of American Variable Insurance Portfolios”), portfolios of Fidelity Variable Insurance Products Funds (“Fidelity”), portfolio of Vanguard Variable Insurance Fund (“Vanguard”), fund of American Century Variable Portfolios, Inc. (“American Century”), portfolio of Calvert Variable Series, Inc. (“Calvert”) and fund of Deutsche DWS Variable Series I (“DWS”).
Separate Account No. 2 was formed by the Company to support the operations of the Company’s group and individual variable accumulation annuity contracts (“Contracts”). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2’s assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.
During 2000, a substantial portion of American Life’s original issue group and individual variable accumulation annuity business participating through American Life Separate Account No. 2 was transferred to a former parent, Mutual of America Life Insurance Company, prior to the sale of American Life to an unaffiliated Company. Although a relatively limited number of these variable accumulation annuity products remain in force, the Company is no longer issuing new policies/contracts through American Life Separate Account No. 2.
On January 24, 2020, the funds of the Mutual of America Investment Corporation (the “Replaced Funds”) were removed as investment alternatives of Separate Account No. 2 pursuant to a substitution order granted by the Securities and Exchange Commission dated October 29, 2019. Individual investors in the Replaced Funds who failed to make a reallocation election prior to the effective date of the substitution order were automatically transferred into the portfolios of the Mutual of America Variable Insurance Portfolios (the “Replacement Funds”), as follows:
Replaced Funds	Replacement Funds	Amount Transferred
Equity Index Fund	VIP Equity Index Portfolio	$ 19,185
All America Fund	VIP All America Portfolio	$ 26,923
Small Cap Value Fund	VIP Small Cap Value Portfolio	$ 6,976
Small Cap Growth Fund	VIP Small Cap Growth Portfolio	$ 8,664
Mid-Cap Equity Index Fund	VIP Mid-Cap Equity Index Portfolio	$ 1,854
Composite Fund	VIP Moderate Allocation Portfolio	$ 880
Money Market Fund	VIP Money Market Portfolio	$ 107
Mid-Term Bond Fund	VIP Mid-Term Bond Portfolio	$ 523
Bond Fund	VIP Bond Portfolio	$ 992
The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
1. Significant Accounting Policies and Organization (continued)
accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.
The following is a summary of the significant accounting policies consistently followed by Separate Account No. 2, which are in conformity with GAAP:
Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 2 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — quoted prices in active markets for identical investments.
•
Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•
Level 3 — significant unobservable inputs (including Separate Account No. 2’s own assumptions in determining the fair value of investments).
As of December 31, 2020, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the SEC, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the inputs used to value Separate Account No. 2’s investments as of December 31, 2020:
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	$ 22,256	—	—	$ 22,256
All America Portfolio	$ 30,983	—	—	$ 30,983
Small Cap Value Portfolio	$ 6,835	—	—	$ 6,835
Small Cap Growth Portfolio	$ 12,123	—	—	$ 12,123
Mid-Cap Equity Index Portfolio	$ 2,094	—	—	$ 2,094
Moderate Allocation Portfolio	$ 1,173	—	—	$ 1,173
Money Market Portfolio	$ 108	—	—	$ 108
Mid-Term Bond Portfolio	$ 546	—	—	$ 546
Bond Portfolio	$ 1,041	—	—	$ 1,041
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	$ 10,832	—	—	$ 10,832
VIP Asset Manager — “Initial” Class	$ 6,033	—	—	$ 6,033
VIP Contrafund — “Initial” Class	$ 114,092	—	—	$ 114,092
Vanguard VIF International Portfolio	$ 20,412	—	—	$ 20,412

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
1. Significant Accounting Policies and Organization (continued)
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
American Century VP Capital Appreciation Fund — Class “Y”	$ 10,143	—	—	$ 10,143
Calvert VP SRI Balanced Portfolio — Class “I”	$ 297	—	—	$ 297
DWS Capital Growth VIP — Class “A”	$ 11,183	—	—	$ 11,183
During 2020, there were no transfers of investments between Level 1, Level 2 or Level 3.
Investment Valuation — Investments are made in shares of Mutual of America Variable Insurance Portfolios, Fidelity, Vanguard, American Century, Calvert and DWS and are fair valued based on the reported net asset values of the respective funds or portfolios, which in turn value their investments at fair value. Such investments are referred to as “Underlying Funds” of Separate Account No. 2.
Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income, is recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend and distributions paid to the Subaccounts has no impact on the respective unit values.
Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis. Effective January 1, 2018, the Company switched from the average cost method to the FIFO method for accounting for the cost of shareholder transactions and was applied on a prospective basis.
Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of contract owners upon termination or withdrawal.
2. Investments
The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values per share (rounded to the nearest cent) at December 31, 2020 were as follows:
	Number of Shares	Net Asset Value Per Share
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	392	$56.72
All America Portfolio	1,094	$28.31
Small Cap Value Portfolio	469	$14.56
Small Cap Growth Portfolio	579	$20.94
Mid-Cap Equity Index Portfolio	82	$25.40

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
2. Investments (continued)
	Number of Shares	Net Asset Value Per Share
Moderate Allocation Portfolio	68	$17.28
Money Market Portfolio	9	$12.33
Mid-Term Bond Portfolio	49	$11.19
Bond Portfolio	66	$15.70
Fidelity Portfolios:
VIP Equity-Income —“Initial” Class	453	$23.90
VIP Asset Manager —“Initial” Class	354	$17.04
VIP Contrafund —“Initial” Class	2,369	$48.17
Vanguard VIF International Portfolio	468	$43.57
American Century VP Capital Appreciation Fund — Class “Y”	520	$19.50
Calvert VP SRI Balanced Portfolio — Class “I”	118	$2.52
DWS Capital Growth VIP — Class “A”	264	$42.36
The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio
Cost of investment purchases*	$19,185	$26,923	$6,976	$8,664
Proceeds from sales of investments	—	—	—	—

	Mid-Cap Equity Index Portfolio	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio
Cost of investment purchases*	$1,854	$1,065	$107	$523
Proceeds from sales of investments	—	—	—	—

	Bond Portfolio	Fidelity VIP Equity- Income Portfolio	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio
Cost of investment purchases*	$992	—	—	—
Proceeds from sales of investments	—	—	—	—

	Vanguard VIF International Portfolio	American Century VP Capital Appreciation Fund	Calvert VP SRI Balanced Portfolio	DWS Capital Growth VIP
Cost of investment purchases	—	—	—	—
Proceeds from sales of investments	—	—	—	—

*
Cost of investment purchases for Subaccounts of the Mutual of America Variable Insurance Portfolios includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020.

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
3. Expenses
Administrative Charges — In connection with its administrative functions, the Company deducts daily charges from the value of the net assets of all Subaccounts. The Company deducted administrative expenses at an annual rate of .40% (except for the American Century VP Capital Appreciation Fund for which the rate charged was .15% before October 10, 2017 and each Fidelity portfolio for which the rate was .30%). The lower charges for the American Century VP Capital Appreciation Fund and Fidelity portfolios are due to reimbursements received from affiliates of American Century and Fidelity.
Distribution Expense Charges — The Company makes a daily deduction from the value of the net assets of each Subaccount to cover incurred distribution expenses. The Company deducted a distribution expense charge at an annual rate of .35%.
Expense Risk Fee — For assuming expense risks, the Company deducts a daily charge from the value of the net assets of each Subaccount. The Company deducts an expense risk charge at an annual rate of .15%.
Monthly charges equaling the lesser of $2.00 or  1∕12 of 1% of account value may also be deducted and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.
On October 9, 2017, all assets of the American Century Subaccount were invested in a new share class of the American Century VP Capital Appreciation Fund, Class Y, with total fund operating expenses at the end of 2017 of 0.62% (annualized, net of expense waivers), rather than the previous share class, Class I, with total fund operating expenses at the end of 2017 of 0.99% (net of expense waivers). As of that date, the investment adviser for the American Century VP Capital Appreciation Fund ceased to reimburse the Company for administrative expenses, and therefore no further reductions to the American Century Subaccount occurred as a result of the discontinuation of the reimbursement arrangement. The effective administrative rate charged in 2017 was .71%.
Annual Separate Account expenses are summarized, as follows:
Current Amount Deducted
Separate Account Annual Expenses
(as a percentage of net assets)
Expense Risk Fee	.15%
Administrative Charges	.40%(a)
Distribution Expense Charges	.35%
Total Separate Account Annual Expenses	.90%

(a)
Adviser Reimbursements. All Contracts with assets invested in the American Century VP Capital Appreciation Fund, up until October 9, 2017, and Fidelity portfolios qualified for a reduction in the fees they paid equal to reimbursements the Company received from service providers to those Subaccounts. The investment adviser for the American Century VP Capital Appreciation Fund reimbursed the Company at an annual rate of .25% for administrative expenses until October 9, 2017; and the transfer agent and distributor for the three Fidelity portfolios reimbursed the Company at an annual rate of .10% for certain services that the Company provided.

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights
Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies (“Guide”), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section of the financial statements.
Selected Per Unit and Supplementary Data:	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Mid-Cap Equity Index Portfolio	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
	Periods Ended December 31,
	2020†	2020†	2020†	2020†	2020†	2020†	2020†	2020†	2020†
Unit value, beginning of period	$9.028	$23.381	$2.432	$2.818	$5.340	$2.806	$2.410	$2.581	$6.977
Unit value, end of period	$10.386	$26.681	$2.363	$3.910	$5.981	$3.063	$2.396	$2.671	$7.261
Units outstanding, beginning of period	—	—	—	—	—	—	—	—	—
Units Issued (H)	2,125	1,152	2,869	3,074	347	313	45	202	142
Units Redeemed	(3)	(39)	(192)	(205)	—	—	(1)	(10)	(6)
Units outstanding, end of period	2,122	1,113	2,677	2,869	347	313	44	192	136
Net Assets, end of period	$22,041	$29,688	$6,324	$11,217	$2,076	$960	$106	$514	$989
Expense Ratio (A)(F)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income (Loss) Ratio (B)	—	—	—	—	—	—	—	—	—
Total Return (C)(G)	15.04%	14.12%	-2.84%	38.75%	12.01%	9.17%	-0.56%	3.50%	4.07%

Selected Per Unit and Supplementary Data:	Fidelity					Fidelity
	VIP Equity-Income Portfolio					VIP Asset Manager Portfolio
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$92.889	$73.472	$80.762	$72.112	$61.595	$56.052	$47.782	$50.891	$44.959	$43.963
Unit value, end of year	$98.318	$92.889	$73.472	$80.762	$72.112	$63.874	$56.052	$47.782	$50.891	$44.959
Units outstanding, beginning of year	106	107	107	108	143	90	91	91	92	150
Units Issued	—	—	—	—	—	—(D)	—	—	—	—
Units Redeemed	—(D)	(1)	—(D)	(1)	(35)	—(D)	(1)	—(D)	(1)	(58)
Units outstanding, end of year	106	106	107	107	108	90	90	91	91	92
Net Assets, end of year	$10,417	$9,889	$7,856	$8,673	$7,776	$5,727	$5,055	$4,336	$4,647	$4,132
Expense Ratio (A)(E)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income (Loss) Ratio (B)	1.91%	2.08%	2.33%	1.74%	1.93%	1.62%	1.90%	1.75%	1.90%	1.36%
Total Return (C)	5.84%	26.43%	-9.03%	11.99%	17.07%	13.96%	17.31%	-6.11%	13.19%	2.27%

†
For the period January 24, 2020 (Initial Offering Date of Units) to December 31, 2020.
(A)(B)(C) Refer to explanatory notes.
(D)
Less than 0.5 unit.
(E)
Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.
(F)
Annualized.
(G)
Not annualized.
(H)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020.

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights (continued)
Selected Per Unit and Supplementary Data:	Fidelity					Vanguard
	VIP Contrafund Portfolio					VIF International Portfolio
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$114.502	$87.721	$94.450	$78.119	$72.932	$40.840	$31.406	$36.266	$25.649	$25.396
Unit value, end of year	$148.309	$114.502	$87.721	$94.450	$78.119	$63.779	$40.840	$31.406	$36.266	$25.649
Units outstanding, beginning of year	756	757	758	758	954	307	309	346	348	353
Units Issued	—	—	—	—	—	—	—	—(D)	—	—
Units Redeemed	—(D)	(1)	(1)	—	(196)	(1)	(2)	(37)	(2)	(5)
Units outstanding, end of year	756	756	757	758	758	306	307	309	346	348
Net Assets, end of year	$112,114	$86,617	$66,411	$71,565	$59,245	$19,502	$12,531	$9,691	$12,550	$8,914
Expense Ratio (A)	0.80%(E)	0.80%(E)	0.80%(E)	0.80%(E)	0.80%(E)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income (Loss) Ratio (B)	0.25%	0.47%	0.72%	1.01%	0.75%	1.23%	1.45%	0.84%	1.11%	1.44%
Total Return (C)	29.53%	30.53%	-7.12%	20.91%	7.11%	56.17%	30.04%	-13.40%	41.39%	0.99%

Selected Per Unit and Supplementary Data:	American Century					Calvert
	VP Capital Appreciation Fund					VP SRI Balanced Portfolio
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$62.102	$46.070	$48.896	$40.382	$39.370	$6.954	$5.640	$5.848	$5.269	$4.929
Unit value, end of year	$88.008	$62.102	$46.070	$48.896	$40.382	$7.943	$6.954	$5.640	$5.848	$5.269
Units outstanding, beginning of year	110	111	111	112	303	31	34	38	41	44
Units Issued	—	—	—	—	—	—	—	—	—	—
Units Redeemed	—(D)	(1)	—(D)	(1)	(191)	(4)	(3)	(4)	(3)	(3)
Units outstanding, end of year	110	110	111	111	112	27	31	34	38	41
Net Assets, end of year	$9,677	$6,851	$5,102	$5,438	$4,512	$217	$213	$192	$219	$215
Expense Ratio (A)	0.90%	0.90%	0.90%	0.71%(F)	0.65%(F)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income (Loss) Ratio (B)	0.09%	0.05%	—	—	—	1.95%	1.93%	1.90%	2.30%	1.40%
Total Return (C)	41.71%	34.80%	-5.78%	21.08%	2.57%	14.23%	23.29%	-3.55%	10.99%	6.89%

(A)(B)(C) Refer to explanatory notes.
(D)
Less than 0.5 unit.
(E)
Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.
(F)
Absent reimbursement by American Century, the expense ratio would have been 0.90% in 2016 through 2017. For 2017, the expense rate reflects the weighted average of the expense charge in effect during the year.

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights (continued)
Selected Per Unit and Supplementary Data:	DWS
	Capital Growth VIP
	Years Ended December 31,
	2020	2019	2018	2017	2016
Unit value, beginning of year	$120.993	$89.026	$91.294	$72.940	$70.603
Unit value, end of year	$166.724	$120.993	$89.026	$91.294	$72.940
Units outstanding, beginning of year	64	65	86	86	88
Units Issued	—	—	—	—	—
Units Redeemed	—	(1)	(21)	—	(2)
Units outstanding, end of year	64	64	65	86	86
Net Assets, end of year	$10,732	$7,788	$5,763	$7,893	$6,306
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income (Loss) Ratio (B)	0.50%	0.43%	0.87%	0.75%	0.83%
Total Return (C)	37.80%	35.91%	-2.48%	25.16%	3.31%

(A)(B)(C) Refer to explanatory notes.
Explanatory notes:
(A)
This ratio represents the annualized contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B)
This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values and charges made directly to participant accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.
(C)
The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
5. Calculation of Accumulation Unit Values
Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.
The Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:
(a)
The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by

AMERICAN SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
5. Calculation of Accumulation Unit Values (continued)
the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend multiplier for the preceding Valuation period, divided by
(b)
1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
6. Other Matters
During the year, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.
Management is monitoring developments relating to COVID-19 and are coordinating its operational response based on existing business continuity plans and on guidance from global health organizations, relevant governments and general pandemic response best practices.
7. Subsequent Events
Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events through April 29, 2021. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.